Exhibit 4.1

Exhibit 4.1 PRTS

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK CUSIP 90343C 10 0

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE PER SHARE

U.S. AUTO PARTS NETWORK, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers .

COUNTERSIGNED AND REGISTERED:

U.S. STOCK TRANSFER CORPORATION

TRANSFER AGENT

AND REGISTRAR

BY

AUTHORIZED SIGNATURE

Dated:

SECRETARY

U.S. AUTO PARTS NETWORK, INC.

SEAL

2006 DELAWARE

CORPORATE

PRESIDENT

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM

TEN ENT

JT TEN

– as tenants in common

– as tenants by the entireties

– as joint tenants with right of

Survivorship and not as tenants

in common

UNIF GIFT MIN ACT– Custodian

(Cust) (Minor)

Under Uniform Gifts to Minors

Act

(State)

UNIF TRF MIN ACT– Custodian (until age )

(Minor)

To Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

For Value received hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE

Of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

Attorney To transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

X         X

THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND NOTICE: WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE

CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

By

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.